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                                                                     EXHIBIT 5.1
                                October 28, 1999


Salomon Smith Barney Inc.,
  as Representative of
  the Underwriters named in
  the Underwriting Agreement
  referred to herein
388 Greenwich Street, 32nd Floor
New York, New York 10013

         Re:      Student Loan Funding 1999-A/B Trust

Ladies and Gentlemen:

         We have acted as counsel to Student Loan Funding Resources, Inc. ("Resources"), Student Loan Funding LLC ("Funding"), Student Loan Funding Holdings LLC ("Holdings"), Student Loan Funding Premier LLC ("Premier"), and Student Loan Funding Riverfront LLC ("Riverfront") and Student Loan Funding 1999-A/B Trust (the "Trust") in connection with issuance, sale and delivery of the Student Loan Senior Auction Rate Callable Notes, Series 1999A-1, 1999A-2, 1999A-3, 1999A-4, 1999A-5, and 1999A-6 and Student Loan Subordinate Auction Rate Callable Notes, Series 1999B-1 (collectively, the "Notes").

         Resources has entered into and delivered the following documents and instruments:

         (i) Master Servicing Agreement dated as of October 1, 1999 among Resources and the Trust and all Subservicing Addenda related thereto (the "Servicing Agreements");

         (ii) Underwriting Agreement, dated October 27, 1999, between Salomon Smith Barney Inc., as representative of the underwriters named therein, Resources, Riverfront and the Trust (the "Underwriting Agreement");

         (iii) Administration Agreement dated as of October 1, 1999 between Resources and Riverfront (the "Riverfront Administration Agreement"); and

         (iv) Administration Agreement dated as of October 1, 1999 between Resources and the Trust (the "Trust Administration Agreement").

The above-referenced documents herein referred to collectively as the "Resources Agreements."



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Salomon Smith Barney Inc.
October 28, 1999
Page 2

         Funding has entered into and delivered the following documents and instruments:

         (i) Transfer and Sale Agreement, dated October 1, 1999, by and among Funding, Firstar Bank, National Association ("Firstar"), as eligible lender trustee, Holdings, and Firstar as eligible lender trustee for the benefit of Holdings;

         (ii)     Bill of Sale, dated October 28, 1999, from Funding to
                  Holdings;

         (iii) Blanket Endorsement, dated October 28, 1999, from Funding to Holdings; and

         (iv)     Eligible Lender Trust Agreement dated as of
                  ___________________, 1999 between Funding and Firstar, as eligible lender trustee.

The above-referenced documents herein referred to collectively as the "Funding Agreements."

         Premier has entered into and delivered the following documents and instruments:

         (i) Transfer and Sale Agreement, dated October 1, 1999, by and among Premier, Firstar as eligible lender trustee, The Fifth Third Bank, as eligible lender trustee for the benefit of Funding, Holdings, and Firstar as eligible lender trustee for the benefit of Holdings;

         (ii)     Bill of Sale, dated October 28, 1999, from Premier to
                  Holdings;

         (iii) Blanket Endorsement, dated October 28, 1999, from Premier to Holdings; and

         (iv) Eligible Lender Trust Agreement dated as of June 26, 1999 between Premier and Firstar as eligible lender trustee.

The above-referenced documents herein referred to collectively as the "Premier Agreements."

         Holdings has entered into and delivered the following documents and instruments:

         (i) Transfer and Sale Agreement, dated October 1, 1999, by and among Holdings, Firstar as eligible lender trustee, Riverfront, and Firstar as eligible lender trustee for the benefit of Riverfront;

         (ii)     Bill of Sale, dated October 28, 1999, from Holdings to
                  Riverfront;


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Salomon Smith Barney Inc.
October 28, 1999
Page 3

         (iii) Blanket Endorsement, dated October 28, 1999, from Holdings to Riverfront; and

         (iv) Eligible Lender Trust Agreement dated as of October 1, 1999 between Holdings and Firstar as eligible lender trustee.

The above-referenced documents herein referred to collectively as the "Holdings Agreements."

         Riverfront has entered into and delivered the following documents and instruments:

         (i) Transfer and Sale Agreement, dated October 1, 1999, by and among Riverfront, Firstar, as eligible lender trustee for the benefit of Holdings, Firstar, as co-owner trustee of the Trust, and Firstar, as eligible lender trustee for the benefit of the Trust (the "Riverfront/Trust Transfer and Sale Agreement");

         (ii)     Bill of Sale, dated October 28, 1999, from Riverfront to the
                  Trust;

         (iii) Blanket Endorsement, dated October 28, 1999, from Riverfront to the Trust;

         (iv) Eligible Lender Trust Agreement dated as of October 1, 1999 between Riverfront and Firstar as eligible lender trustee;

         (v)      Riverfront Administration Agreement; and

         (vi)     Underwriting Agreement.

The above-referenced documents herein referred to collectively as the "Riverfront Agreements."

         The Trust has entered into and delivered the following documents and instruments:

         (i) Indenture of Trust dated as of October 1, 1999 between the Trust and Firstar (the "Indenture Trustee"), as supplemented by the Terms Supplement dated as of October 1, 1999 between the Trust and the Indenture Trustee.

         (ii)     Trust Administration Agreement;

         (iii)    Servicing Agreements;

         (iv) Eligible Lender Trust Agreement dated as of October 1, 1999 between the Trust and Firstar as eligible lender trustee;



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Salomon Smith Barney Inc.
October 28, 1999
Page 4

         (v)      Riverfront/Trust Transfer and Sale Agreement;

         (vii)    Underwriting Agreement;

         (vii) Calculation Agent Agreement dated as of October 1, 1999 among the Trust, the Indenture Trustee and Salomon Smith Barney Inc. as calculation agent;

         (viii) Auction Agent Agreement among the Trust, the Indenture Trustee and Bankers Trust Company as auction agent;

         (ix) Broker-Dealer Agreement dated as of October 1, 1999 among the Trust, the Indenture Trustee and Salomon Smith Barney Inc. as broker-dealer; and

         (x) Broker-Dealer Agreement dated as of October 1, 1999 among the Trust, the Indenture Trustee and Banc of America Securities LLC as broker-dealer.

         The above-referenced documents are herein referred to collectively as the "Trust's Agreements".

         We have reviewed the documents referred to above and have reviewed such other documents (including, for purposes of clarification, the Registration Statement and Prospectus, each as defined in the Underwriting Agreement) and such examination of such other matters as we have deemed necessary to render the opinions expressed herein.

         In rendering the opinions expressed herein, we have assumed the genuineness of all signatures (of parties other than Resources, Funding, Premier, Holdings and Riverfront) on original documents and the conformity to the original documents of all copies submitted to us. We have also assumed the due execution and delivery by and enforceability against the parties thereto (as to all parties other than Resources Funding, Premier, Holding, Riverfront and the Trust) of all documents which we have examined where due execution and delivery or enforceability is a prerequisite to the effectiveness thereof. As to various facts material to our opinion, we have relied upon statements or certificates of officers and representatives of Resources, Funding, Premier, Holdings, Riverfront and the Trust. Although for purposes of our opinions contained herein, we have assumed the accuracy of such facts, nothing has come to the attention of those attorneys in our firm who have devoted substantive attention to the transaction contemplated herein which would lead us to question the accuracy of such assumptions.



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Salomon Smith Barney Inc.
October 28, 1999
Page 5

         We are admitted to the Bar of the State of Ohio and we express no opinion herein as to the laws of any jurisdiction other than the laws of the United States of America and the laws of the State of Ohio.

         Based upon the review, examination and assumptions described above and subject to the further assumptions, exceptions and qualifications set forth below, it is our opinion that:

         1. Resources is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio, has the requisite power to carry on its present activity, and has full power and authority, and has taken or caused to be taken all necessary action, to authorize, execute and deliver the Resources Agreements.

         2. Resources has all requisite power and authority to perform, and has taken or caused to be taken all necessary action to authorize performance of, its obligations under the Resources Agreements.

         3. All authorizations, approvals, consents or other orders of, or filings or registrations with, any governmental authorities or agencies which are required for the valid authorization, execution and delivery by Resources of the Resources Agreements and for the performance of its obligations under Resources Agreements, have been properly obtained or made.

         4. The execution and delivery by Resources of the Resources Agreements, and the performance of its obligations under the Resources Agreements, will not
(i) violate any provision of the Articles or Regulations of Resources; (ii) result in a breach of or constitute a default under the provisions of any resolution, contract, agreement or instrument known to us (after having made due inquiry with respect thereto) to which Resources is or may be subject, or by which it or its property is bound; or (iii) to the best of our knowledge, violate any applicable law of the State of Ohio or the United States, whether statutory or common law, or any other applicable order, decree, statute, rule or regulation.

         5. The Resources Agreements, have been duly authorized, executed and delivered by Resources, and constitute the legal, valid and binding obligations of Resources, enforceable in accordance with their respective terms, except as follows:

                  (A) their enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, rearrangement, liquidation, conservatorship or other similar laws affecting creditors' rights generally, including court decisions interpreting such laws, statutes of limitations and personal jurisdiction;


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Salomon Smith Barney Inc.
October 28, 1999
Page 6

                  (B) their enforceability and the availability of specific performance, injunctive relief and other forms of equitable relief are subject to principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), commercial reasonableness and conscionability, under which a court might, among other things, decline to permit acceleration of indebtedness with respect to breach of a covenant deemed not material by the court, or to require a party thereto to act with reasonableness and good faith;

                  (C) although certain of the remedial provisions may be limited or rendered unenforceable by the laws of the United States of America, the State of Ohio or other jurisdictions where enforcement may be sought, none of such qualifications, singly or in the aggregate, should materially interfere with the practical realization of the legal rights and remedies provided by the Resources Agreements;

                  (D) the rights of indemnity under the Underwriting Agreement may be limited under applicable securities law; and

                  (E) no opinion is expressed with respect to the enforceability of any provisions of the Resources Agreements that purport to require payment or reimbursement of attorneys' fees or litigation expenses of another party.

         6. To our knowledge, based solely on our current actual knowledge and due inquiry of certain officers of Resources with respect thereto, there is no action, suit, proceeding or investigation by law or in equity before or by any court, public board or body pending or threatened against or affecting Resources wherein an adverse determination would affect the power or authority of Resources to execute and deliver the Resources Agreements or perform its obligations under the Resources Agreements or the validity or enforceability against Resources of the Resources Agreements.

         7. Funding is a Delaware limited liability company, has the requisite power to carry on its present activity, and has full power and authority, and has taken or caused to be taken all necessary action, to authorize, execute and deliver the Funding Agreements.

         8. Funding has all requisite power and authority to perform, and has taken or caused to be taken all necessary action to authorize performance of, its obligations under the Funding Agreements.

         9. All authorizations, approvals, consents or other orders of, or filings or registrations with, any governmental authorities or agencies which are required for the valid authorization,

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Salomon Smith Barney Inc.
October 28, 1999
Page 7

execution and delivery by Funding of the Funding Agreements and for the performance of its obligations under the Funding Agreements, have been properly obtained or made.

         10. The execution and delivery by Funding of the Funding Agreements, and the performance of its obligations under the Funding Agreements, will not
(i) violate any provision of the Articles of Organization or its First Amended and Restated Limited Liability Company Agreement; (ii) result in a breach of or constitute a default under the provisions of any resolution, contract, agreement or instrument known to us (after having made due inquiry with respect thereto) to which Funding is or may be subject, or by which it or its property is bound; or (iii) to the best of our knowledge, violate any applicable law of the State of Ohio or the United States, whether statutory or common law, or any other applicable order, decree, statute, rule or regulation.

         11. The Funding Agreements, have been duly authorized, executed and delivered by Funding, and constitute the legal, valid and binding obligations of Funding, enforceable in accordance with their respective terms, except as follows:

                  (A) their enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, rearrangement, liquidation, conservatorship or other similar laws affecting creditors' rights generally, including court decisions interpreting such laws, statutes of limitations and personal jurisdiction;

                  (B) their enforceability and the availability of specific performance, injunctive relief and other forms of equitable relief are subject to principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), commercial reasonableness and conscionability, under which a court might, among other things, decline to permit acceleration of indebtedness with respect to breach of a covenant deemed not material by the court, or to require a party thereto to act with reasonableness and good faith;

                  (C) although certain of the remedial provisions may be limited or rendered unenforceable by the laws of the United States of America, the State of Ohio or other jurisdictions where enforcement may be sought, none of such qualifications, singly or in the aggregate, should materially interfere with the practical realization of the legal rights and remedies provided by the Funding Agreements; and

                  (D) no opinion is expressed with respect to the enforceability of any provisions of the Funding Agreements that purport to require payment or reimbursement of attorneys' fees or litigation expenses of another party.

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Salomon Smith Barney Inc.
October 28, 1999
Page 8

         12. To our knowledge, based solely on our current actual knowledge and due inquiry of certain officers of Funding with respect thereto, there is no action, suit, proceeding or investigation by law or in equity before or by any court, public board or body pending or threatened against or affecting Funding wherein an adverse determination would affect the power or authority of Funding to execute and deliver the Funding Agreements or perform its obligations under the Funding Agreements or the validity or enforceability against Funding of the Funding Agreements.

         13. Holdings is a Delaware limited liability company, has the requisite power to carry on its present activity, and has full power and authority, and has taken or caused to be taken all necessary action, to authorize, execute and deliver the Holding Agreements.

         14. Holdings has all requisite power and authority to perform, and has taken or caused to be taken all necessary action to authorize performance of, its obligations under the Holdings Agreements.

         15. All authorizations, approvals, consents or other orders of, or filings or registrations with, any governmental authorities or agencies which are required for the valid authorization, execution and delivery by Holdings of the Holdings Agreements and for the performance of its obligations under the Holdings Agreements, have been properly obtained or made.

         16. The execution and delivery by Holdings of the Holdings Agreements, and the performance of its obligations under the Holdings Agreements, will not
(i) violate any provision of the Articles of Organization or its Limited Liability Company Agreement; (ii) result in a breach of or constitute a default under the provisions of any resolution, contract, agreement or instrument known to us (after having made due inquiry with respect thereto) to which Holdings is or may be subject, or by which it or its property is bound; or (iii) to the best of our knowledge, violate any applicable law of the State of Ohio or the United States, whether statutory or common law, or any other applicable order, decree, statute, rule or regulation.

         17. The Holdings Agreements, have been duly authorized, executed and delivered by Holdings, and constitute the legal, valid and binding obligations of Holdings, enforceable in accordance with their respective terms, except as follows:

                  (A) their enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, rearrangement, liquidation, conservatorship or other similar laws affecting creditors' rights generally, including court decisions interpreting such laws, statutes of limitations and personal jurisdiction;


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Salomon Smith Barney Inc.
October 28, 1999
Page 9

                  (B) their enforceability and the availability of specific performance, injunctive relief and other forms of equitable relief are subject to principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), commercial reasonableness and conscionability, under which a court might, among other things, decline to permit acceleration of indebtedness with respect to breach of a covenant deemed not material by the court, or to require a party thereto to act with reasonableness and good faith;

                  (C) although certain of the remedial provisions may be limited or rendered unenforceable by the laws of the United States of America, the State of Ohio or other jurisdictions where enforcement may be sought, none of such qualifications, singly or in the aggregate, should materially interfere with the practical realization of the legal rights and remedies provided by the Holdings Agreements; and

                  (D) no opinion is expressed with respect to the enforceability of any provisions of the Holdings Agreements that purport to require payment or reimbursement of attorneys' fees or litigation expenses of another party.

         18. To our knowledge, based solely on our current actual knowledge and due inquiry of certain officers of Holdings with respect thereto, there is no action, suit, proceeding or investigation by law or in equity before or by any court, public board or body pending or threatened against or affecting Holdings wherein an adverse determination would affect the power or authority of Holdings to execute and deliver Holdings Agreements or perform its obligations under the Holdings Agreements or the validity or enforceability against Holdings of the Holdings Agreements.

         19. Premier is a Delaware limited liability company, has the requisite power to carry on its present activity, and has full power and authority, and has taken or caused to be taken all necessary action, to authorize, execute and deliver the Premier Agreements.

         20. Premier has all requisite power and authority to perform, and has taken or caused to be taken all necessary action to authorize performance of, its obligations under the Premier Agreements.

         21. All authorizations, approvals, consents or other orders of, or filings or registrations with, any governmental authorities or agencies which are required for the valid authorization, execution and delivery by Premier of the Premier Agreements and for the performance of its obligations under the Premier Agreements, have been properly obtained or made.

         22. The execution and delivery by Premier of the Premier Agreements, and the performance of its obligations under the Premier Agreements, will not
(i) violate any provision of


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Salomon Smith Barney Inc.
October 28, 1999
Page 10

the Articles of Organization or its First Amended and Restated Limited Liability Company Agreement; (ii) result in a breach of or constitute a default under the provisions of any resolution, contract, agreement or instrument known to us (after having made due inquiry with respect thereto) to which Resources is or may be subject, or by which it or its property is bound; or (iii) to the best of our knowledge, violate any applicable law of the State of Ohio or the United States, whether statutory or common law, or any other applicable order, decree, statute, rule or regulation.

         23. The Premier Agreements, have been duly authorized, executed and delivered by Premier, and constitute the legal, valid and binding obligations of Premier, enforceable in accordance with their respective terms, except as follows:
                  (A) their enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, rearrangement, liquidation, conservatorship or other similar laws affecting creditors' rights generally, including court decisions interpreting such laws, statutes of limitations and personal jurisdiction;

                  (B) their enforceability and the availability of specific performance, injunctive relief and other forms of equitable relief are subject to principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), commercial reasonableness and conscionability, under which a court might, among other things, decline to permit acceleration of indebtedness with respect to breach of a covenant deemed not material by the court, or to require a party thereto to act with reasonableness and good faith;

                  (C) although certain of the remedial provisions may be limited or rendered unenforceable by the laws of the United States of America, the State of Ohio or other jurisdictions where enforcement may be sought, none of such qualifications, singly or in the aggregate, should materially interfere with the practical realization of the legal rights and remedies provided by the Premier Agreements; and

                  (D) no opinion is expressed with respect to the enforceability of any provisions of the Premier Agreements that purport to require payment or reimbursement of attorneys' fees or litigation expenses of another party.

         24. To our knowledge, based solely on our current actual knowledge and due inquiry of certain officers of Premier with respect thereto, there is no action, suit, proceeding or investigation by law or in equity before or by any court, public board or body pending or threatened against or affecting Premier wherein an adverse determination would affect the power or authority of Premier to execute and deliver Premier Agreements or perform its obligations under the Premier Agreements or the validity or enforceability against Premier of the Premier Agreements.

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Salomon Smith Barney Inc.
October 28, 1999
Page 11

         25. Riverfront is a Delaware limited liability company, has the requisite power to carry on its present activity, and has full power and authority, and has taken or caused to be taken all necessary action, to authorize, execute and deliver the Riverfront Agreements.

         26. Riverfront has all requisite power and authority to perform, and has taken or caused to be taken all necessary action to authorize performance of, its obligations under the Riverfront Agreements.

         27. All authorizations, approvals, consents or other orders of, or filings or registrations with, any governmental authorities or agencies which are required for the valid authorization, execution and delivery by Riverfront of the Riverfront Agreements and for the performance of its obligations under the Riverfront Agreements have been properly obtained or made.

         28. The execution and delivery by Riverfront of the Riverfront Agreements, and the performance of its obligations under Riverfront Agreements, will not (i) violate any provision of the Articles of Organization or its First Amended and Restated Limited Liability Company Agreement; (ii) result in a breach of or constitute a default under the provisions of any resolution, contract, agreement or instrument known to us (after having made due inquiry with respect thereto) to which Resources is or may be subject, or by which it or its property is bound; or (iii) to the best of our knowledge, violate any applicable law of the State of Ohio or the United States, whether statutory or common law, or any other applicable order, decree, statute, rule or regulation.

         29. The Riverfront Agreements have been duly authorized, executed and delivered by Riverfront, and constitute the legal, valid and binding obligations of Riverfront, enforceable in accordance with their respective terms, except as follows:

                  (A) their enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, rearrangement, liquidation, conservatorship or other similar laws affecting creditors' rights generally, including court decisions interpreting such laws, statutes of limitations and personal jurisdiction;

                  (B) their enforceability and the availability of specific performance, injunctive relief and other forms of equitable relief are subject to principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), commercial reasonableness and conscionability, under which a court might, among other things, decline to permit acceleration of indebtedness with respect to breach of a covenant deemed not material by the court, or to require a party thereto to act with reasonableness and good faith;

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Salomon Smith Barney Inc.
October 28, 1999
Page 12

                  (C) although certain of the remedial provisions may be limited or rendered unenforceable by the laws of the United States of America, the State of Ohio or other jurisdictions where enforcement may be sought, none of such qualifications, singly or in the aggregate, should materially interfere with the practical realization of the legal rights and remedies provided by the Riverfront Agreements;

                  (D) the rights of indemnity under the Underwriting Agreement may be limited under applicable securities law; and

                  (E) no opinion is expressed with respect to the enforceability of any provisions of the Riverfront Agreements that purport to require payment or reimbursement of attorneys' fees or litigation expenses of another party.

         30. To our knowledge, based solely on our current actual knowledge and due inquiry of certain officers of Riverfront with respect thereto, there is no action, suit, proceeding or investigation by law or in equity before or by any court, public board or body pending or threatened against or affecting Riverfront wherein an adverse determination would affect the power or authority of Riverfront to execute and deliver Riverfront Agreements or perform its obligations under the Riverfront Agreements or the validity or enforceability against Riverfront of the Riverfront Agreements.

         31. All authorizations, approvals, consents or other orders of, or filings or registrations with, any governmental authorities or agencies which are required for the valid authorization, execution and delivery by Trust of the Trust's Agreements and for the performance of its obligations under the Trust's Agreements, have been properly obtained or made.

         32. The execution and delivery by the Trust of the Trust's Agreements, and the performance of its obligations under the Trust's Agreements, will not
(i) violate any provision of the of the Trust Agreement of the Trust; (ii) result in a breach of or constitute a default under the provisions of any resolution, contract, agreement or instrument known to us (after having made due inquiry with respect thereto) to which the Trust is or may be subject, or by which it or its property is bound; or (iii) to the best of our knowledge, violate any applicable law of the State of Ohio or the United States, whether statutory or common law, or any other applicable order, decree, statute, rule or regulation.

         33. The Trust's Agreements, have been duly authorized, executed and delivered by the Trust, and constitute the legal, valid and binding obligations of the Trust, enforceable in accordance with their respective terms, except as follows:



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October 28, 1999
Page 13

                  (A) their enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, rearrangement, liquidation, conservatorship or other similar laws affecting creditors' rights generally, including court decisions interpreting such laws, statutes of limitations and personal jurisdiction;

                  (B) their enforceability and the availability of specific performance, injunctive relief and other forms of equitable relief are subject to principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), commercial reasonableness and conscionability, under which a court might, among other things, decline to permit acceleration of indebtedness with respect to breach of a covenant deemed not material by the court, or to require a party thereto to act with reasonableness and good faith;

                  (C) although certain of the remedial provisions may be limited or rendered unenforceable by the laws of the United States of America, the State of Ohio or other jurisdictions where enforcement may be sought, none of such qualifications, singly or in the aggregate, should materially interfere with the practical realization of the legal rights and remedies provided by the Trust's Agreements;

                  (D) the rights of indemnity under the Underwriting Agreement may be limited under applicable securities law; and

                  (E) no opinion is expressed with respect to the enforceability of any provisions of the Trust's Agreements that purport to require payment or reimbursement of attorneys' fees or litigation expenses of another party.

         34. To our knowledge, based solely on our current actual knowledge and due inquiry of certain representatives of the Trust with respect thereto, there is no action, suit, proceeding or investigation by law or in equity before or by any court, public board or body pending or threatened against or affecting the Trust wherein an adverse determination would affect the power or authority of the Trust to execute and deliver the Trust's Agreements or perform its obligations under the Trust's Agreements or the validity or enforceability against the Trust of the Trust's Agreements.

         35. Assuming that the Indenture Trustee is and will continue to be an "eligible lender" under the Higher Education Act, and assuming that the Financed Student Loans are serviced in accordance with the requirements of the Higher Education Act, and assuming that the contracts of guarantee between the Guarantors and the Indenture Trustee are in full force and effect, then the Indenture Trustee is entitled, under the terms of the Higher Education Act, to full benefits of all interest benefit subsidies, special allowance payments and federal reinsurance provided by the



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Salomon Smith Barney Inc.
October 28, 1999
Page 14

Higher Education Act upon foreclosure of its security interest in and an assignment of the Financed Student Loans to the Indenture Trustee.

         36. The Registration Statement has become effective under the Securities Act and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, and the Registration Statement, the Prospectus and the Prospectus Supplement, and each amendment or supplement thereto, as of their respective effective or issue dates (except for any financial statements or other financial data or notes thereto or any statistical or tabular data contained or incorporated therein as to which we express no opinion), complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations thereunder.

         37. The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.

         38. None of the Trust, Riverfront, Holdings, Premier or Funding is, and will not as a result of the offer and sale of the Notes as contemplated in the Prospectus and the Underwriting Agreement become, an "investment company" as defined in the Investment Company Act of 1940 ("Investment Company Act") or a company "controlled by" an "investment company" within the meaning of the Investment Company Act.

         This opinion is furnished by us to you, solely for your benefit as purchasers of the Notes and solely with respect to the initial purchase of the Notes by you, upon the understanding that we are not hereby assuming any professional responsibility to any other person. No opinion may be inferred or implied beyond the matters expressly stated herein. This opinion is solely for the benefit of the addressees set forth above. This opinion may be furnished to Calfee, Halter & Griswold LLP as special counsel to Resources, Squire, Sanders & Dempsey, L.L.P., Moody's Investors Service, Inc. and Fitch IBCA, Inc. This opinion may not be relied upon in any manner or used by any other person without our express written consent. This opinion speaks as of its date only and we disclaim any undertaking or obligation to advise you of changes that hereafter may come to our attention.

                                Very truly yours,

                                /s/ Thompson Hine & Flory LLP

                                THOMPSON HINE & FLORY LLP


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